                                                                                          Exhibit 20.1
-----------------------------------------------------------------------------------------------------------------------------------
Chase Bank - Retail Card Services Group                                                                             Monthly Report
Certificateholders' Statement                                                          Chase Credit Card
                                                                                         Master Trust
                                                                                         Series 1995-1

Section 5.2 - Supplement                                           Class A          Class B            Collateral        Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00             0.00            0.00               0.00

(ii)   Monthly Interest Distributed                               3,727,969.58       317,122.47      415,340.49       4,460,432.54
       Deficiency Amounts                                                 0.00             0.00                               0.00
       Additional Interest                                                0.00             0.00                               0.00
       Accrued and Unpaid Interest                                                                         0.00               0.00

(iii)  Collections of Principal Receivables                      74,423,581.21     6,201,965.10    7,973,955.13      88,599,501.45

(iv)   Collections of Finance Charge Receivables                 11,350,691.86       945,890.99    1,216,145.56      13,512,728.41

(v)    Aggregate Amount of Principal Receivables                                                                 13,488,566,979.19

                                Investor Interest               750,000,000.00    62,500,000.00   80,357,142.86     892,857,142.86
                                Adjusted Interest               750,000,000.00    62,500,000.00   80,357,142.86     892,857,142.86

                                          Series
       Floating Investor Percentage                   6.62%             84.00%            7.00%           9.00%            100.00%
       Fixed Investor Percentage                      6.62%             84.00%            7.00%           9.00%            100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                       Current                                                                                              94.98%
                       30 to 59 days                                                                                         1.72%
                       60 to 89 days                                                                                         1.17%
                       90 or more days                                                                                       2.14%
                                          Total Receivables                                                                100.00%

(vi)   Investor Default Amount                                    4,694,604.20       391,217.02      502,993.31       5,588,814.53

(viii) Investor Charge-Offs                                               0.00             0.00            0.00               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00             0.00            0.00

(x)    Servicing Fee                                                625,000.00        52,083.33       66,964.29         744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        10.65%

(xii)  Reallocated Monthly Principal                                                       0.00            0.00               0.00

(xiii) Closing Investor Interest (Class A Adjusted)             750,000,000.00    62,500,000.00   80,357,142.86     892,857,142.86

(xiv)  LIBOR                                                                                                               5.6523%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Accumulation Shortfall                                                                                                 0.00

(xvii) Principal Funding Investment Proceeds                                                                                  0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                                     =============
(xix)  Available Funds                                           10,725,691.86       893,807.66    1,149,181.27      12,768,680.79

 (xx)  Certificate Rate                                                 5.7723%          5.8923%         6.0023%

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

Chase Bank - Retail Card Services Group                                                                          Monthly Report
Certificateholders' Statement                                                       Chase Credit Card
                                                                                       Master Trust
                                                                                      Series 1995-2

Section 5.2 - Supplement                                            Class A       Class B             Collateral       Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                   0.00             0.00           0.00                  0.00

(ii)    Monthly Interest Distributed                            3,115,000.00       181,245.17     248,746.74          3,544,991.91
        Deficiency Amounts                                              0.00             0.00                                 0.00
        Additional Interest                                             0.00             0.00                                 0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables                   59,538,864.97     3,382,799.84   4,736,136.29         67,657,801.10

(iv)    Collections of Finance Charge Receivables               9,080,553.49       515,926.78     722,330.51         10,318,810.78

(v)     Aggregate Amount of Principal Receivables                                                                13,488,566,979.19

                                 Investor Interest            600,000,000.00    34,090,000.00  47,728,181.82        681,818,181.82
                                 Adjusted Interest            600,000,000.00    34,090,000.00  47,728,181.82        681,818,181.82

                                         Series
        Floating Investor Percentage               5.05%              88.00%            5.00%          7.00%               100.00%
        Fixed Investor Percentage                  5.05%              88.00%            5.00%          7.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                     Current                                                                                                94.98%
                     30 to 59 days                                                                                           1.72%
                     60 to 89 days                                                                                           1.17%
                     90 or more days                                                                                         2.14%
                                                                                                                           -------
                                 Total Receivables                                                                         100.00%

(vii)   Investor Default Amount                                 3,755,683.36       213,385.41     298,753.23          4,267,822.00

(viii)  Investor Charge-Offs                                            0.00             0.00           0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00           0.00

(x)     Servicing Fee                                             500,000.00        28,408.33      39,773.48            568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                      10.65%

(xii)   Reallocated Monthly Principal                                                    0.00           0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)          600,000,000.00    34,090,000.00  47,728,181.82        681,818,181.82

(xiv)   LIBOR                                                                                                              5.6523%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                     ==============

(xix)   Available Funds                                         8,580,553.49       487,518.45     682,557.03          9,750,628.96

(xx)    Certificate Rate                                             6.2300%          6.3800%        6.0523%

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

Chase Bank - Retail Card Services Group                                                                              Monthly Report
Certificateholders' Statement                                                         Chase Credit Card Master Trust
                                                                                      Series 1995-3

Section 5.2 - Supplement                                              Class A            Class B       Collateral       Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                   0.00              0.00             0.00               0.00

(ii)    Monthly Interest Distributed                            2,336,250.00        136,149.60       187,107.90       2,659,507.50
        Deficiency Amounts                                              0.00              0.00                                0.00
        Additional Interest                                             0.00              0.00                                0.00
        Accrued and Unpaid Interest                                                                        0.00               0.00

(iii)   Collections of Principal Receivables                   44,654,148.73      2,537,149.50     3,552,052.60      50,743,350.83

(iv)    Collections of Finance Charge Receivables               6,810,415.12        386,952.65       541,740.32       7,739,108.09

(v)     Aggregate Amount of Principal Receivables                                                                13,488,566,979.19

                                 Investor Interest            450,000,000.00     25,568,000.00    35,795,636.36     511,363,636.36
                                 Adjusted Interest            450,000,000.00     25,568,000.00    35,795,636.36     511,363,636.36

                                           Series
        Floating Investor Percentage                  3.79%           88.00%             5.00%            7.00%            100.00%
        Fixed Investor Percentage                     3.79%           88.00%             5.00%            7.00%            100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                     Current                                                                                                94.98%
                     30 to 59 days                                                                                           1.72%
                     60 to 89 days                                                                                           1.17%
                     90 or more days                                                                                         2.14%
                                                                                                                          --------
                                 Total Receivables                                                                         100.00%

(vii)   Investor Default Amount                                 2,816,762.52        160,042.19       224,061.79       3,200,866.50

(viii)  Investor Charge-Offs                                            0.00              0.00             0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                      0.00              0.00             0.00

(x)     Servicing Fee                                             375,000.00         21,306.67        29,829.70         426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                      10.65%

(xii)   Reallocated Monthly Principal                                                     0.00             0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)          450,000,000.00     25,568,000.00    35,795,636.36     511,363,636.36

(xiv)   LIBOR                                                                                                              5.6523%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                      ============

(xix)   Available Funds                                         6,435,415.12        365,645.99       511,910.62       7,312,971.72

(xx)    Certificate Rate                                             6.2300%           6.3900%          6.1773%

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

Chase Bank - Retail Card Services Group                                                                             Monthly Report
Certificateholders' Statement                                                       Chase Credit Card Master Trust
                                                                                    Series 1996-1

Section 5.2 - Supplement                                           Class A             Class B       Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                 0.00              0.00             0.00                0.00

(ii)     Monthly Interest Distributed                          3,237,500.00        189,248.43       290,202.79        3,716,951.23
         Deficiency Amounts                                            0.00              0.00                                 0.00
         Additional Interest                                           0.00              0.00                                 0.00
         Accrued and Unpaid Interest                                                                      0.00                0.00

(iii)    Collections of Principal Receivables                 69,462,009.13      3,946,632.90     5,525,459.26       78,934,101.29

(iv)     Collections of Finance Charge Receivables            10,593,979.07        601,919.62       842,713.89       12,038,612.58

(v)      Aggregate Amount of Principal Receivables                                                               13,488,566,979.19

                                  Investor Interest          700,000,000.00     39,772,000.00    55,682,545.45      795,454,545.45
                                  Adjusted Interest          700,000,000.00     39,772,000.00    55,682,545.45      795,454,545.45

                                          Series
         Floating Investor Percentage               5.90%            88.00%             5.00%         7.00%             100.00%
         Fixed Investor Percentage                  5.90%            88.00%             5.00%         7.00%             100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                      Current                                                                                            94.98%
                      30 to 59 days                                                                                       1.72%
                      60 to 89 days                                                                                       1.17%
                      90 or more days                                                                                     2.14%
                                                                                                                        -------
                                  Total Receivables                                                                     100.00%

(vii)    Investor Default Amount                               4,381,630.59        248,951.73    348,543.35          4,979,125.67

(viii)   Investor Charge-Offs                                          0.00              0.00          0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                    0.00              0.00          0.00

(x)      Servicing Fee                                           583,333.33         33,143.33     46,402.12            662,878.79

 (xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                     10.65%

(xii)    Reallocated Monthly Principal                                                   0.00          0.00                  0.00

(xiii)   Closing Investor Interest (Class A Adjusted)        700,000,000.00     39,772,000.00 55,682,545.45        795,454,545.45

(xiv)    LIBOR                                                                                                             5.6523%

(xv)     Principal Funding Account Balance                                                                                   0.00

(xvi)    Accumulation Shortfall                                                                                              0.00

(xvii)   Principal Funding Investment Proceeds                                                                               0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                                    =============

(xix)    Available Funds                                      10,010,645.74        568,776.29    796,311.77         11,375,733.79

(xx)     Certificate Rate                                           5.5500%           5.7100%       6.0523%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Monthly Report
Chase Bank - Retail Card Services Group
Certificateholders' Statement                                                           Chase Credit Card Master Trust
                                                                                        Series 1996-2

Section 5.2 - Supplement                                             Class A        Class B         Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                    0.00            0.00             0.00                0.00

(ii)    Monthly Interest Distributed                             2,740,833.33      160,416.67       241,199.27        3,142,449.27
        Deficiency Amounts                                               0.00            0.00                                 0.00
        Additional Interest                                              0.00            0.00                                 0.00
        Accrued and Unpaid Interest                                                                       0.00                0.00

(iii)   Collections of Principal Receivables                    54,577,292.89    3,100,982.55     4,341,375.57       62,019,651.01

(iv)    Collections of Finance Charge Receivables                8,323,840.70      472,945.49       662,123.69        9,458,909.88

(v)     Aggregate Amount of Principal Receivables                                                                13,488,566,979.19

                                 Investor Interest             550,000,000.00   31,250,000.00    43,750,000.00      625,000,000.00
                                 Adjusted Interest             550,000,000.00   31,250,000.00    43,750,000.00      625,000,000.00

                                          Series
        Floating Investor Percentage                 4.63%             88.00%           5.00%            7.00%             100.00%
        Fixed Investor Percentage                    4.63%             88.00%           5.00%            7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                     Current                                                                                                94.98%
                     30 to 59 days                                                                                           1.72%
                     60 to 89 days                                                                                           1.17%
                     90 or more days                                                                                         2.14%
                                                                                                                           -------
                                 Total Receivables                                                                         100.00%

(vii)   Investor Default Amount                                  3,442,709.75      195,608.51       273,851.91        3,912,170.17

(viii)  Investor Charge-Offs                                             0.00            0.00             0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00             0.00

(x)     Servicing Fee                                              458,333.33       26,041.67        36,458.33          520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       10.65%

(xii)   Reallocated Monthly Principal                                                    0.00             0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           550,000,000.00   31,250,000.00    43,750,000.00      625,000,000.00

(xiv)   LIBOR                                                                                                               5.6523%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                      =============

(xix)   Available Funds                                          7,865,507.36      446,903.83       625,665.36        8,938,076.55

(xx)    Certificate Rate                                              5.9800%         6.1600%          6.4023%

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Chase Bank - Retail Card Services Group                                                                           Monthly Report
Certificateholders' Statement                                                         Chase Credit Card Master Trust
                                                                                      Series 1996-3

Section 5.2 - Supplement                                            Class A           Class B         Collateral      Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                  0.00               0.00             0.00                0.00

(ii)    Monthly Interest Distributed                           2,434,132.89         141,813.47       180,676.60        2,756,624.96
        Deficiency Amounts                                             0.00               0.00                                 0.00
        Additional Interest                                            0.00               0.00                                 0.00
        Accrued and Unpaid Interest                                                                        0.00                0.00

(iii)   Collections of Principal Receivables                  40,881,667.01       2,322,809.59     3,252,056.55       46,456,533.15

(iv)    Collections of Finance Charge Receivables              6,235,056.11         354,262.66       495,986.50        7,085,305.28

(v)     Aggregate Amount of Principal Receivables                                                                 13,488,566,979.19

                                 Investor Interest           411,983,000.00      23,408,000.00    32,772,440.86      468,163,440.86
                                 Adjusted Interest           411,983,000.00      23,408,000.00    32,772,440.86      468,163,440.86

                                          Series
        Floating Investor Percentage                3.47%            88.00%              5.00%            7.00%             100.00%
        Fixed Investor Percentage                   3.47%            88.00%              5.00%            7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                     Current                                                                                                 94.98%
                     30 to 59 days                                                                                            1.72%
                     60 to 89 days                                                                                            1.17%
                     90 or more days                                                                                          2.14%
                                                                                                                           --------
                                 Total Receivables                                                                          100.00%

(vii)   Investor Default Amount                                2,578,796.16         146,521.73       205,138.18        2,930,456.08

(viii)  Investor Charge-Offs                                           0.00               0.00             0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                     0.00               0.00             0.00

(x)     Servicing Fee                                            343,319.17          19,506.67        27,310.37          390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       10.65%

(xii)   Reallocated Monthly Principal                                                     0.00             0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)         411,983,000.00      23,408,000.00    32,772,440.86      468,163,440.86

(xiv)   LIBOR                                                                                                               5.6523%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Accumulation Shortfall                                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                                  0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                      =============

(xix)   Available Funds                                        5,891,736.95         334,755.99       468,676.14        6,695,169.08

(xx)    Certificate Rate                                            7.0900%            7.2700%          6.4023%

-----------------------------------------------------------------------------------------------------------------------------------